Exhibit 99.1

Curis, Inc. (NASDAQ: CRIS)

Corporate Presentation September 12, 2006

Confidential September 12, 2006 1

Forward Looking Statements

This presentation contains statements about Curis’ future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to: both our and our collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon our technologies; our ability to obtain and maintain proprietary protection for our technologies and product candidates; competitive pressures; our ability to maintain strategic collaborations, including with Genentech, Ortho Biotech and Wyeth; our ability to succeessfully execute on, and achieve favorable results from, our chemistry efforts in China; our ability to raise additional funds to finance our operations; and those factors described in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and other reports that we file with SEC.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Confidential 2

Curis Business Strategy

A Balanced Business Model

A Portfolio Approach to Drug Development

Partnerships with top-tier Pharma expected to provide validation, access to world leading drug development competencies, higher probabilities of success and reduce reliance upon capital markets

Potential cash milestones under top five deals total ~$750 million in addition to royalties on any product sales

Diverse collaboration structures provide balanced risk/value structures

Multiple potential development milestones provide prospect of continual stream of value inflection events

Robust and growing pipeline of novel and proprietary drug candidates

Confidential 3

Pipeline

Confidential 4

Curis Model: Anticipated Near Term Milestones
Discovery
Target Valid
HTS
Med Chem
Preclinical
Early
Mid
Late
IND
Clinical Phases
I
II
III
Products
Multi-Target Oncology Drug Pipeline
CURIS
A-B4
CURIS
A-B5
CURIS
A – B1
CURIS
A – B2
CURIS
A – B3
Genentech
Hh Oncology
IND Filing Anticipated 2H'06
Genentech
Undisclosed Pathway Screens
Wyeth
Hh Neurology
Selection of Lead Anticipated 1H'07
P&G
Hair Re-Growth
Selection of Lead Anticipated 1H'07
Wyeth
Hh Agonist Screens
Johnson & Johnson
BMP-7 Small Molecule Screens
Johnson & Johnson
BMP-7
CURIS
Cardio
Confidential
5

Curis Model: Proprietary Drug Platform

Disco Target Med Preclinical IND Clinical Phases HTS very Valid Chem Early Mid Late

Products

I II III

Multi-Target Oncology Drug Pipeline

A-B4 A – B1

A – B2 A-B5

A – B3

Single agent targeting 2 or more validated targets (A+B):

- Novel, Proprietary Compounds

- Validated Targets

- Based upon enhancements to functional groups of validated drugs and coupling the functional groups into single agents

Confidential 6

Curis Model: Proprietary Drug Platform

Disco very

Target Valid

Clinical Phases

Products

I

II III

Multi-Target Oncology Drug Pipeline

Curis is seeking to use this novel approach to provide combination therapeutic synergies with reduced toxicity profiles of well validated targets / drugs as single agents

Med Preclinical IND

HTS

Chem Early Mid Late

A-B4 A – B1

A – B2 A-B5

A – B3

to use this novel approach therapeutic synergies with well validated targets / drugs as

Confidential 7

Rationale for Validated Targets and Validated Drug Prototypes

Starting with validated disease targets and known prototype drugs expected to

1. Reduce risks

2. Reduce costs

3. Greatly speed development time

Source: CCL Research of Published Data

Confidential 8

Rationale for Multi-Target Inhibitors

The heterogeneity of cells within tumors as well as the redundancy of proliferative and survival pathways favor the development of drugs that affect multiple pathways

Multi-targeted compounds that act synergistically are expected to lead to superior efficacy with lower potential for dose limiting toxicities

The simultaneous inhibition of several cellular targets by poly-pharmacological intervention might have even greater potential in preventing the emergence of drug resistance in human malignancies

Broxterman HJ et al. Drug Resist Updat. 8:183, 2005; Budillon A et al. Curr Drug Targets 6:241, 2005 Daub H et al. Nat Rev Drug Disc 3-1001 2004; Minucci S et al. Nat Rev Cancer. 6:38, 2006

Confidential 9

Anti-Proliferative Activity of Multi-Target Inhibitors in A431 Epithelial Carcinoma Cells

100

(%) 80 Inhibition

60

Proliferative

40

20

0

A B CUR MTI-1 CUR MTI-2

Confidential 10

Apoptotic Effects of Multi-Target Inhibitors on EGFR Inhibitor-Insensitive Cancer cells

Caspase 3/7 (fold change)

3.0

B Target Inhibitor

EGFR Inhibitor

2.5

CUR MTI-1

CUR MTI-2

2.0 1.5 1.0

0.5

0.001 0.01 0.1 1 10 100

Concentrations (u M)

Confidential 11

Target A Inhibitor Synergy and Multi-Target Inhibitor Design

B =

CDK MEK Inhibitor Inhibitor

Multikinase Inhibitor 1 EGFR

Inhibitor

Multikinase Inhibitor 2

VEGFR Drug A B

Inhibitor

Retinoic acid

Bcr-Abl Inhibitor

DNMT Proteasome

Inhibitor Others Inhibitor

Confidential 12

Proprietary Drug Platform

Multi-Targeting Drug Platform:

A - B

A1- B1, B2 , B3… A2- B1, B2 , B3… A3- B1, B2 , B3… A4- B1, B2 , B3…

Dramatic need for enhanced med chem capacity to fully exploit the promise platform approach

• US/EU cost prohibitive = China solution

• More effective/efficient process for IP due diligence and filings

Confidential 13

Curis Shanghai

Curis has created a Chinese subsidiary

Operations to be located in Zhangjiang Hi-tech Park, Pudong, Shanghai Subsidiary to utilize CRO medicinal chemistry Cost of chemistry expected to approximate 25% of U.S. chemistry providers Expected to allow for a greater number of drug programs

Overall scientific leadership, program management and in vitro and in vivo animal work will continue to be conducted by Curis in the U.S.

Initially focused on development of small molecule drugs that target validated cancer pathways

Confidential 14

Rationale for China

The formation of a Chinese subsidiary is expected to allow Curis to capitalize on the mature medicinal chemistry industry that exists in China

Cost savings expected to allow Curis to increase number of drug programs and retain drug programs beyond the mid-preclinical phase Wholly-owned subsidiary provides Curis with greater control over IP and process China subsidiary provides Curis with greater flexibility re: strategic alternatives Increase opportunities for Curis to advance drug candidates into further preclinical and ultimately clinical studies Later-stage programs expected to enable Curis to pursue more advantageous development partnership terms in the future while maintaining control over the majority of the pipeline

Confidential 15

Curis Model: Core Competencies and Enhanced Capacity & Productivity (Curis China)

Disco Target Med Preclinical IND Clinical Phases Products HTS very Valid Chem Early Mid Late

I II III

Back-up #2

Lead Drug Lead Back-up #1

Curis Curis Curis US China US

Confidential 16

Curis Model: Core Competencies and Enhanced Capacity & Productivity (Curis China)

Disco Target Med Preclinical IND Clinical Phases Products HTS very Valid Chem Early Mid Late

I II III

Back-up #2

Lead Drug Lead Back-up #1

Curis Curis Curis US China US

Confidential 17

Curis Model: Core Competencies and Enhanced Capacity & Productivity (Curis China)

Disco Target Med Preclinical IND Clinical Phases Products HTS very Valid Chem Early Mid Late

I II III

Back-up #2

• Enhanced Capacity Lead • Decreased Cost

Drug

Lead • Increased Productivity Back-up #1 • Decreased Time:

12 hr. time difference results in ~24 hr work schedule

Confidential 18

Curis China – ChemPartner CRO

Confidential

19

Partner-Program Status Update

Disco very

Target Valid

HTS

Products

Undisclosed Pathway Screens

Med Preclinical IND Clinical Phases HTS

Chem Early Mid Late

I II III

Hh Oncology

Hh Neurology

Undisclosed Pathway

Screens Hair Re-Growth

Hh Agonist Screens

BMP-7

BMP-7

Small Molecule Cardio Screens

Confidential 20

Partner-Program Status Update

Disco very

Target Valid

HTS

Products

Target Med Preclinical IND Clinical Phases HTS

Valid Chem Early Mid Late

I II III

Hh Oncology

Hh Neurology

Undisclosed Pathway

Screens Hair Re-Growth

Hh Agonist Screens

BMP-7

BMP-7

Small Molecule Cardio Screens

Hh Agonist Screens

BMP-7 Small Molecule Screens

Confidential 21

Hedgehog-Associated Cancers

Medulloblastoma1 Small Cell Lung Cancer 2 Pancreatic Carcinoma 3,4 Stomach Cancer 4 Esophageal Cancer 4 Colorectal Cancer 5 Prostate Cancer 6,7,8 Breast Cancer 9

1	Romer et al, 2004, 2 Watkins et al, 2003, 3 Thayer et al, 2003, 4 Berman et al, 2003,
5	Qualtrough et al 2004, 6 Fan et al, 2004, 7 Karhadkar et al, 2004, 8 Sanchez et al, 2004, 9Kubo et al, 2004

Confidential 22

Abnormal Hedgehog Expression Supports Growth of Certain Cancers

Certain Cancers

Hedgehog Protein

Adjacent Stromal Cells

Angiogenesis Factors Growth Factors

VEGF, Ang-1, Ang-2 IGF-I,BDNF, NGF

Certain Cancers

Hedgehog Protein

Confidential 23

Abnormal Hedgehog Expression Supports Growth of Certain Cancers

Certain Cancers

Small Molecules

Hedgehog Protein

Antibodies

Adjacent Stromal Cells

Angiogenesis Factors Growth Factors

VEGF, Ang-1, Ang-2 IGF-I,BDNF, NGF

Confidential 24

Systemic Hh Antagonist - Update

1st Lead Clinical Drug Candidate Selected by Genentech

IND filing for 1st Oncology indication anticipated 2H ’06

IND filing would result in a cash milestone payment to Curis Subsequent clinical development milestones would result in escalating cash payments to Curis

Confidential 25

Partner-Program Status Update

Disco very

Target Valid

HTS

Products

Undisclosed Pathway Screens

Med Preclinical IND Clinical Phases

Chem Early Mid Late

I II III

Hh Oncology

Hh Neurology

Undisclosed Pathway

Screens Hair Re-Growth

Hh Agonist Screens

BMP-7

BMP-7

Small Molecule Cardio Screens

Confidential 26

Hedgehog Pathway is Activated in Response to Nerve Injury

BLUE staining

Relative Level of Hedgehog mRNA denotes presence

of Hedgehog

600

400

Day 0 Day 1

200

0

0 1 3 7 13

Time After Injury (days)

Source: internal Curis research

Confidential 27

Vehicle

Hh Agonist

Photos of 5 brain slices (2mm)showing the effect of Hh agonist dosing 6 hrs post-MCAO. Slices are organized rostral (top) to caudal (bottom) through the forebrain of a vehicle and Hh agonist (3 mg/kg, iv) rat that were dosed 6 hrs post-MCAO onset. Slices were harvested 48 hrs post-MCAO and stained with TTC.

Confidential 28

Program Status Hh Agonist

Lead Clinical Drug Candidate Selection 1H’07 (cash payment)

IND filing approximately 12 months of lead selection (cash payment)

Protein being evaluated for systemic cardiovascular validating proof of principle preclinical studies ongoing

Confidential 29

Partner-Program Status Update

Disco very

Target Valid

HTS

Products

Undisclosed Pathway Screens

Med Preclinical IND Clinical Phases

Chem Early Mid Late

I II III

Hh Oncology

Hh Neurology

Undisclosed Pathway

Screens Hair Re-Growth

Hh Agonist Screens

BMP-7

BMP-7

Small Molecule Cardio Screens

Confidential 30

Hair Growth R&D Agreement with P&G

P&G receives a worldwide exclusive license to Curis’ Hedgehog agonist technology for dermatological indications Potential $100 million in cash payments, in addition to royalties and research support Curis will have the option to co-develop a product candidate from IND filing through Phases I and II of clinical development Curis receives $0.5 million in an upfront payment and $2.8 million in cash payments contingent upon achievement of certain preclinical goals first $1 million preclinical cash payment triggered Q1 2006

Confidential 31

Hedgehog Pathway Regulates Initiation of Hair Growth

Hair Growth Model

Day 4 Day 4

Stimulated Hair Follicles

Source: internal Curis research

Replicating Hair Follicle Cells

Day 7

New Hair Shaft Growing

Confidential 32

Small Molecule Hedgehog Agonist Promotes Hair Growth

Vehicle Treated Agonist Treated

One dose, topical application, day 13 after treatment

Source: internal Curis research

Confidential 33

Program Status

1st preclinical development objective reached; $1.0 M cash payment received 2nd preclinical development objective based upon lead candidate selection

Expected Q1 2007; $1.8M cash payment

IND filing anticipated within 12 months of lead selection

IND would trigger cash milestone or Curis may elect to co-develop from IND to end of Ph II to receive higher royalty on net sales

Confidential 34

Strong Intellectual Property Position

Hundreds of patents issued, allowed or pending in U.S. and abroad

Compositions of matter covering signaling proteins, receptors, antibodies, small molecule agonists and antagonists, and others Fields of medical use including renal disorders, metabolic bone diseases, neurology, oncology, cardiovascular disease, alopecia, and others Methods of screening for small molecules, manufacture, proliferation, purification, differentiation, and others IP costs defrayed through partnerships

Confidential 35

Financial Data

June 30, 2006 (amounts in 000’s except per share data)
Cash, cash equivalents, investments	$41,800
Accounts receivable	$600
Term debt	$2,600
Shareholders’ equity	$34,600
Basic shares outstanding	49,100
Fully diluted shares outstanding	61,600
YTD loss per share	$(0.16)

Confidential 36

Recent Pipeline Developments

Hh Systemic Antagonist

Genentech extended research funding to December 2006

Hh Systemic Small Molecule Agonist

Wyeth extended research funding to February 2007

Hh Topical Small Molecule Agonist

P&G hair growth collaboration signed September 2005 Achieved first preclinical milestone ($1 million payment)

Confidential 37

Recent Pipeline Developments

Hh agonist for cardiovascular applications

Data published supporting rationale of locally-delivered Hh agonist for use in treating heart attacks Continued efforts to find collaborator

Discovery program developments

Centocor relationship expanded

Screening for BMP small molecule agonists

Discovery research in an undisclosed cancer-related signaling pathway ongoing

Confidential 38

Upcoming Objectives –

Multi-Targeted Oncology Inhibitors

In Vivo efficacy in at least one multi-targeted inhibitor class of compounds; 2H 2006 Lead candidate selection; 1H 2007 IND application filing; 2H 2007

Confidential 39

Upcoming Objectives - Hedgehog Programs

Hh Systemic Antagonist

IND filing for small molecule (Genentech) 2H 2006

Hh Systemic Small Molecule Agonist

Lead candidate selection (Wyeth) Q1 2007

Dependent on adequate toxicity profile

Hh Topical Small Molecule Agonist

Lead candidate selection (P&G)1H 2007

Confidential 40

Curis, Inc. (NASDAQ: CRIS)

Corporate Presentation September 12, 2006

Confidential September 12, 2006 41